DJD	Exchange Traded Funds	|	12.29.2017
Guggenheim ETFs Summary Prospectus

NYSE ARCA, Inc. Ticker Symbol	Fund Name
DJD	Guggenheim Dow Jones Industrial Average Dividend ETF

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at guggenheiminvestments.com. You can also get this information at no cost by calling 800.820.0888 or by sending an e-mail request to etfinfo@guggenheiminvestments.com. The Fund’s prospectus and statement of additional information, each dated December 29, 2017, are incorporated by reference into (and are considered part of) this Summary Prospectus.

ETF-SUMPRO-DJD	guggenheiminvestments.com

Guggenheim Dow Jones Industrial Average Dividend ETF (DJD)

INVESTMENT OBJECTIVE
The Guggenheim Dow Jones Industrial Average Dividend ETF (the “Fund”) seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the Dow Jones Industrial Average Yield Weighted (the “DJIA Yield Weighted Index” or the “Index”).

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors purchasing or selling Shares in the secondary market may be subject to costs (including customary brokerage commissions) charged by their broker.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.30%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.30%

EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example does not take into account brokerage commissions that you may pay when purchasing or selling Shares.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years
$31	$97	$169	$381

PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 3% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES
The Fund, using a “passive” or “indexing” investment approach, seeks investment results that correspond generally to, the performance, before the Fund's fees and expenses, of the DJIA Yield Weighted Index. The Index is designed to provide exposure to high-yielding equity securities of companies included in the Dow Jones Industrial Average™, which is a price-weighted index of 30 U.S. blue-chip companies that meet certain size, listing and liquidity requirements. The following criteria are used to select securities for the Dow Jones Industrial Average™: (a) the company is not a utility or in the transportation business; (b) the company has a premier reputation in its field; (c) the company has a history of successful growth; and (d) there is wide interest among individual and institutional investors. The Index is calculated using a yield-weighted methodology that weights all components of the Dow Jones Industrial Average™ by their twelve-month dividend yield over the prior twelve months. Index constituents must be a part of the Dow Jones Industrial Average™. Only securities with a track record of consistent dividend payments in the previous twelve months will be eligible for inclusion in the Index. The Index is rebalanced semi-annually.

The Fund will invest at least 80% of its total assets in common stocks that comprise the Index. The Fund has adopted a policy that requires the Fund to provide shareholders with at least 60 days notice prior to any change in this policy or a material change to the Index. The Board of Trustees (the “Board”) of the Claymore Exchange-

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Traded Fund Trust (the “Trust”) may change the Fund’s investment strategy and other policies without shareholder approval, except as otherwise indicated.

The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index. However, under various circumstances, it may not be possible or practicable to purchase all of the securities in the Index in those weightings. In those circumstances, the Fund may purchase a sample of the securities in the Index in proportions expected by Guggenheim Funds Investment Advisors, LLC (the “Investment Adviser”) to correspond generally to the performance of the Index as a whole. There may also be instances when the Investment Adviser may choose to overweight another security in the Index or purchase (or sell) securities not in the Index, which the Investment Adviser believes are appropriate to substitute for one or more Index components in seeking to accurately track the Index, such as: (i) regulatory requirements possibly affecting the Fund’s ability to hold a security in the Index, or (ii) liquidity concerns possibly affecting the Fund’s ability to purchase or sell a security in the Index. In addition, from time to time, securities are added to or removed from the Index. The Fund may sell securities that are represented in the Index or purchase securities that are not yet represented in the Index in anticipation of their removal from or addition to the Index pursuant to scheduled reconstitutions and rebalancings of the Index. The Fund will concentrate its investments (i.e., invest 25% or more of its assets) in securities issued by companies whose principal business activities are in the same industry or group of industries to the extent the Index is so concentrated. As of August 31, 2017, the consumer staples and industrials sectors each represented a substantial portion of the Index.

On September 28, 2017, Guggenheim Capital LLC entered into an agreement to sell its exchange-traded funds business to Invesco Ltd. (“Invesco”), a leading independent global investment management company (the “Transaction”). In connection with the Transaction, on November 15, 2017, the Board approved an Agreement and Plan of Reorganization providing for the reorganization of the Fund into a newly-created exchange-traded fund of the PowerShares by Invesco family of funds. The reorganization of the Fund will be submitted to shareholders of the Fund for their approval.

PRINCIPAL RISKS
Investors should consider the principal risks associated with investing in the Fund, which are summarized below. The value of an investment in the Fund will fluctuate and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Asset Class Risk—The securities in the Fund’s portfolio may underperform the returns of other securities or indices that track other industries, markets, asset classes or sectors.

Concentration Risk—If the Index concentrates in an industry or group of industries, the Fund’s investments will be concentrated accordingly. In such event, the value of Shares may rise and fall more than the value of shares of a fund that invests in securities of companies in a broader range of industries and the Fund's performance will be particularly susceptible to adverse events impacting such industry.

Consumer Staples Sector Risk—Companies in the consumer staples sector may be adversely affected by changes in the global economy, consumer spending, competition, demographics and consumer preferences, and production spending. In addition, companies in the consumer staples sector may be subject to risks pertaining to the supply of, demand for and prices of raw materials. The Fund may be adversely affected by events or developments negatively impacting the consumer staples sector or issuers within the consumer staples sector.

Dividend-Paying Stock Risk—As a category, dividend-paying stocks may underperform non-dividend paying stocks (and the stock market as a whole) over any period of time. In addition, issuers of dividend-paying stocks may have discretion to defer or stop paying dividends for a stated period of time. If the dividend-paying stocks held by the Fund reduce or stop paying dividends, the Fund’s ability to generate income may be adversely affected.

Equity Securities Risk—The prices of equity securities generally fluctuate in value more than fixed-income investments, may rise or fall rapidly or unpredictably and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. A decline in the value of equity securities held by the Fund will adversely affect the value of your investment in the Fund. Common stocks generally represent the riskiest investment in a company and dividend payments (if declared) to preferred stockholders generally rank junior to payments due to a company's debtholders. The Fund may lose a substantial part, or even all, of its investment in a company’s stock.

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Industrials Sector Risk—The industrials sector may be adversely affected by supply and demand for products and services, product obsolescence, claims for environmental damage and product liability, imposition of import controls and general economic conditions, among other factors. The Fund may be adversely affected by events or developments negatively impacting the industrials sector or issuers within the industrials sector.

Issuer-Specific Changes Risk—The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than those of larger issuers.

Market Price Risk—Shares are listed for trading on the NYSE Arca, Inc. (the “NYSE Arca”) and are bought and sold in the secondary market at market prices. The market prices of Shares may fluctuate continuously during trading hours, in some cases materially, in response to changes in the net asset value (“NAV”) and supply and demand for Shares, among other factors. Although it is expected that the market price of Shares typically will remain closely correlated to the NAV, the market price will generally differ from the NAV because of timing reasons, supply and demand imbalances and other factors. As a result, the trading prices of Shares may deviate significantly from NAV during certain periods, especially those of market volatility. The Investment Adviser cannot predict whether Shares will trade above (premium), below (discount) or at their NAV. Thus, an investor may pay more than NAV when buying Shares in the secondary market and receive less than NAV when selling Shares in the secondary market.

Market Risk—The value of, or income generated by, the securities held by the Fund may fluctuate rapidly and unpredictably as a result of factors affecting individual companies or changing economic, political, social or financial market conditions throughout the world. The performance of these investments may underperform the general securities markets or other types of securities.

Non-Diversification Risk—The Fund is considered non-diversified because it may invest a large portion of its assets in a small number of issuers. As a result, the Fund is more susceptible to risks associated with those issuers and the Fund may experience greater losses and volatility than a more diversified portfolio.

Passive Management Risk—Unlike many investment companies, the Fund is not “actively” managed. Therefore, it would not necessarily sell a security because the security’s issuer was in financial trouble or defaulted on its obligations under the security, or whose credit rating was downgraded, unless that security is removed from the Index. In addition, the Fund will not otherwise take defensive positions in declining markets unless such positions are reflected in the Index.

Regulatory and Legal Risk—U.S. and non-U.S. governmental agencies and other regulators regularly implement additional regulations and legislators may pass new laws that affect the investments held by the Fund, the strategies used by the Fund or the level of regulation or taxation applying to the Fund. These may impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.

Tracking Error Risk—The performance of the Fund may diverge from that of the Index for a number of reasons, including operating expenses, transaction costs, cash flows and operational inefficiencies. The Fund’s return also may diverge from the return of the Index because the Fund bears the costs and risks associated with buying and selling securities (especially when rebalancing the Fund’s securities holdings to reflect changes in the Index) while such costs and risks are not factored into the return of the Index. Transaction costs, including brokerage costs, will decrease the Fund’s NAV to the extent not offset by the transaction fee payable by an Authorized Participant (“AP”). Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Index. In addition, the Fund may use a representative sampling approach, which may cause the Fund's returns to not be as well correlated with the return of the Index as would be the case if the Fund purchased all of the securities in the Index in the proportions represented in the Index. Errors in the Index data, the Index computations and/or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. In addition, the Fund may be unable to invest in certain securities included in the Index, or invest in them in the exact proportions in which they are represented in the Index, due to legal restrictions or limitations, a lack of liquidity on stock exchanges in which such securities trade, potential adverse tax consequences or other regulatory reasons. For tax efficiency purposes, the Fund may sell certain securities, and such sale may cause the Fund to realize a loss and, thus, the Fund's performance to deviate from the performance of the Index. In light of the factors discussed above, the Fund’s return may deviate significantly from the return of the Index.

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PERFORMANCE INFORMATION
The following chart and table provide some indication of the risks of investing in the Fund by showing the Fund’s performance from year to year and average annual returns for the one year and since inception periods compared to those of the Index and a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information for the Fund is available at guggenheiminvestments.com.

Calendar Year Total Returns as of 12/31
The Fund’s year-to-date total return was 12.55% as of September 30, 2017.

Highest Quarter Return Q4 2016 5.97%	Lowest Quarter Return Q3 2016 2.89%

Average Annual Total Returns (for the Periods Ended December 31, 2016)

After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

	1 year	Since Inception (12/16/2015)

Returns Before Taxes	16.93%	16.07%
Returns After Taxes on Distributions	15.61%	14.78%
Returns After Taxes on Distributions and Sale of Fund Shares	9.53%	11.63%
Dow Jones Industrial Average Yield Weighted (reflects no deduction for fees, expenses or taxes)	17.36%	16.43%
Dow Jones Industrial Average Index (reflects no deduction for fees, expenses or taxes)	16.50%	15.10%

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MANAGEMENT OF THE FUND
Guggenheim Funds Investment Advisors, LLC. serves as the investment adviser of the Fund. The portfolio managers who are currently responsible for the day-to-day management of the Fund’s portfolio are Michael P. Byrum, CFA, Senior Managing Director and Portfolio Manager, James R. King, CFA, Managing Director and Portfolio Manager, and Adrian Bachman, CFA, Director and Portfolio Manager. Each portfolio manager has managed the Fund’s portfolio since the Fund's inception in December 2015.

PURCHASE AND SALE OF FUND SHARES
The Fund will issue and redeem Shares at NAV only in a large specified number of Shares called a “Creation Unit” or multiples thereof with certain large institutional investors. A Creation Unit consists of 50,000 Shares. Creation Unit transactions are principally conducted in exchange for the deposit or delivery of securities specified by the Fund. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund. Individual Shares may only be purchased and sold in secondary market transactions through brokers and may not be purchased or redeemed directly with the Fund. Shares are listed for trading on the NYSE Arca and, because Shares trade at market prices rather than NAV, Shares may trade at a price greater than (premium) or less than (discount) NAV.

TAX INFORMATION
The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Shares through a broker-dealer or other financial intermediary, the Investment Adviser or other related companies may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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227 West Monroe Street Chicago, Illinois 60606 800.820.0888 guggenheiminvestments.com